SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 21, 2008 (Date of Report)
(Date of Earliest Event Reported)
Trubion Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33054	52-2385898
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)
2401 Fourth Avenue, Suite 1050, Seattle, WA 98121
(Address of Principal Executive Offices, including Zip Code)
(206) 838-0500
(Registrant’s Telephone Number, Including Area Code)
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).	Compensatory Arrangements of Certain Officers.
     On March 12, 2008, the compensation committee of the board of directors, or the Committee, of Trubion Pharmaceuticals, Inc., or Trubion, designated the following individuals as executive officers of Trubion: Daniel J. Burge, M.D., Senior Vice President and Chief Medical Officer, Kathleen McKereghan Deeley, Senior Vice President and General Counsel, and Kendall M. Mohler, Ph.D, Senior Vice President of Research and Development. On March 21, 2008, the Committee approved, and Trubion executed, employment agreements, or the Employment Agreements, with each of the newly-designated executive officers and with Peter A. Thompson, M.D., Trubion’s President and Chief Executive Officer and Michelle G. Burris, Senior Vice President and Chief Financial Officer.
     The following summary of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreements, copies of which are filed as Exhibits 10.1 through 10.5 to this Form 8-K and incorporated herein by reference.
     Thompson Agreement. Pursuant to the terms of his employment agreement, which supersedes in its entirety the prior employment agreement entered into between Dr. Thompson and Trubion, Dr. Thompson is an at-will employee with an annual base salary of not less than $416,000. In addition, Dr. Thompson is eligible to receive annual cash incentive compensation if certain milestones, to be established by the Board of Directors, or Board, or the Committee prior to the end of the first fiscal quarter, are achieved, and to participate in Trubion’s equity compensation plans, in each case as determined by the Board or Committee in its discretion. If Dr. Thompson’s employment is terminated without cause or if he resigns for good reason, in each case as defined in the employment agreement, Dr. Thompson will be entitled to receive a lump-sum severance payment equal to 12 months of his base salary, reimbursement of COBRA premiums for up to 12 months and immediate vesting of that number of shares of Dr. Thompson’s unvested options and other then-outstanding equity awards that would have vested if he had continued to be employed by Trubion for 12 additional months following the termination date. If such termination occurs in 2008, Dr. Thompson will receive 25 percent of his base salary in a lump-sum payment and the remaining 75 percent in twelve equal monthly installments.
     Upon a change in control of Trubion, as defined in Dr. Thompson’s employment agreement, Dr. Thompson’s unvested options and other then-outstanding equity awards shall be immediately vested. If Dr. Thompson’s employment is terminated without cause or if he resigns for good reason, either within the period beginning three months before and ending twelve months after a change in control or if his termination is required in the merger or other agreement relating to the change in control or is pursuant to the request of the other party or parties to the transaction, Dr. Thompson will be entitled to receive a lump-sum severance payment equal to 18 months of his base salary and reimbursement of COBRA premiums for up to 18 months.
     Burris Agreement. Pursuant to the terms of her employment agreement, Ms. Burris is an at-will employee with an annual base salary of not less than $323,184. In addition, Ms. Burris is eligible to receive annual cash incentive compensation if certain milestones, to be established by the Board or the Committee prior to the end of the first fiscal quarter, are achieved, and to participate in Trubion’s equity compensation plans, in each case as determined by the Board or the Committee in its discretion. If Ms. Burris’ employment is terminated without cause or if she resigns for good reason, in each case as defined in the employment agreement, Ms. Burris will be entitled to receive a lump-sum severance payment equal to 12 months of her base salary, reimbursement of COBRA premiums for up to 12 months and immediate vesting of that number of shares of her unvested options and other then-outstanding equity awards that would have vested if she had continued to be employed by Trubion for 12 additional months following the termination date.
     Upon a change in control of Trubion, as defined in Ms. Burris’ employment agreement, Ms. Burris’ unvested options and other then-outstanding equity awards shall be immediately vested. If Ms. Burris’ employment is terminated without cause or if she resigns for good reason, either within the period beginning three months before and ending twelve months after a change in control or if her termination is required in the merger or other agreement relating to the change in control or is pursuant to the request of the other party or parties to the transaction, Ms. Burris will be entitled to receive a lump-sum severance payment equal to 15 months of her base salary and reimbursement of COBRA premiums for up to 15 months.

     Burge Agreement. Pursuant to the terms of his employment agreement, which supersedes in its entirety the prior employment agreement between Dr. Burge and Trubion, Dr. Burge is an at-will employee with an annual base salary of not less than $301,600. In addition, Dr. Burge is eligible to receive annual cash incentive compensation if certain milestones, to be established by the Board or the Committee prior to the end of the first fiscal quarter, are achieved, and to participate in Trubion’s equity compensation plans, in each case as determined by the Board or the Committee in its discretion. If Dr. Burge’s employment is terminated without cause or if he resigns for good reason, in each case as defined in the employment agreement, Dr. Burge will be entitled to receive a lump-sum severance payment equal to 12 months of his base salary, reimbursement of COBRA premiums for up to 12 months and immediate vesting of that number of shares of Dr. Burge’s unvested options and other then-outstanding equity awards that would have vested if he had continued to be employed by Trubion for 12 additional months following the termination date. If such termination occurs in 2008, Dr. Burge’s severance will be paid in twelve equal monthly installments.
     Upon a change in control of Trubion, as defined in Dr. Burge’s employment agreement, Dr. Burge’s unvested options and other then-outstanding equity awards shall be immediately vested. If Dr. Burge’s employment is terminated without cause or if he resigns for good reason, either within the period beginning three months before and ending twelve months after a change in control or if his termination is required in the merger or other agreement relating to the change in control or is pursuant to the request of the other party or parties to the transaction, Dr. Burge will be entitled to receive a lump-sum severance payment equal to 15 months of his base salary and reimbursement of COBRA premiums for up to 15 months.
     Deeley Agreement. Pursuant to the terms of her employment agreement, Ms. Deeley is an at-will employee with an annual base salary of not less than $260,151. In addition, Ms. Deeley is eligible to receive annual cash incentive compensation if certain milestones, to be established by the Board or the Committee prior to the end of the first fiscal quarter, are achieved, and to participate in Trubion’s equity compensation plans, in each case as determined by the Board or the Committee in its discretion. If Ms. Deeley’s employment is terminated without cause or if she resigns for good reason, in each case as defined in the employment agreement, Ms. Deeley will be entitled to receive a lump-sum severance payment equal to 12 months of her base salary, reimbursement of COBRA premiums for up to 12 months and immediate vesting of that number of shares of her unvested options and other then-outstanding equity awards that would have vested if she had continued to be employed by Trubion for 12 additional months following the termination date.
     Upon a change in control of Trubion, as defined in Ms. Deeley’s employment agreement, Ms. Deeley’s unvested options and other then-outstanding equity awards shall be immediately vested. If Ms. Deeley’s employment is terminated without cause or if she resigns for good reason, either within the period beginning three months before and ending twelve months after a change in control or if her termination is required in the merger or other agreement relating to the change in control or is pursuant to the request of the other party or parties to the transaction, Ms. Deeley will be entitled to receive a lump-sum severance payment equal to 15 months of her base salary and reimbursement of COBRA premiums for up to 15 months.
     Mohler Agreement. Pursuant to the terms of his employment agreement, which supersedes in its entirety the prior employment agreement between Dr. Mohler and Trubion, Dr. Mohler is an at-will employee with an annual base salary of not less than $276,000. In addition, at the discretion of the Committee, Dr. Mohler is eligible to receive annual cash incentive compensation if certain milestones, to be established by the Board or the Committee prior to the end of the first fiscal quarter, are achieved, and to participate in Trubion’s equity compensation plans, in each case as determined by the Board or the Committee in its discretion. If Dr. Mohler’s employment is terminated without cause or if he resigns for good reason, in each case as defined in the employment agreement, Dr. Mohler will be entitled to receive a lump-sum severance payment equal to 12 months of his base salary, reimbursement of COBRA premiums for up to 12 months and immediate vesting of that number of shares of Dr. Mohler’s unvested options and other then-outstanding equity awards that would have vested if he had continued to be employed by Trubion for 12 additional months following the termination date. If such termination occurs in 2008, Dr. Mohler’s severance amount will be paid in twelve equal monthly installments.
     Upon a change in control of Trubion, as defined in Dr. Mohler’s employment agreement, Dr. Mohler’s unvested options and other then-outstanding equity awards shall be immediately vested. If Dr. Mohler’s employment is terminated without cause or if he resigns for good reason, either within the period beginning three months before and ending twelve months after a change in control or if his termination is required in the merger or other agreement relating to the change in control or is pursuant to the request of the other party or parties to the transaction, Dr. Mohler will be entitled to receive a lump-sum severance payment equal to 15 months of his base salary and reimbursement of COBRA premiums for up to 15 months.
     To obtain the severance payments and the other benefits listed above, the executives would be required to execute Trubion’s standard form of release of claims. The employment agreements also include requirements that the executive not compete with Trubion or solicit its employees for one year from the date of termination.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

10.1	Employment Agreement, dated as of March 21, 2008 between Trubion Pharmaceuticals, Inc. and Peter A. Thompson.

10.2	Employment Agreement, dated as of March 21, 2008, between Trubion Pharmaceuticals, Inc. and Michelle G. Burris.

10.3	Employment Agreement, dated as of March 21, 2008, between Trubion Pharmaceuticals, Inc. and Daniel J. Burge, M.D.

10.4	Employment Agreement, dated as of March 21, 2008, between Trubion Pharmaceuticals, Inc. and Kathleen McKereghan Deeley.

10.5	Employment Agreement, dated as of March 21, 2008, between Trubion Pharmaceuticals, Inc. and Kendall M. Mohler, Ph.D.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUBION PHARMACEUTICALS, INC.
Date: March 25, 2008	By:	/s/ Michelle G. Burris
Michelle G. Burris
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Employment Agreement, dated as of March 21, 2008 between Trubion Pharmaceuticals, Inc. and Peter A. Thompson.

10.2	Employment Agreement, dated as of March 21, 2008, between Trubion Pharmaceuticals, Inc. and Michelle G. Burris.

10.3	Employment Agreement, dated as of March 21, 2008, between Trubion Pharmaceuticals, Inc. and Daniel J. Burge, M.D.

10.4	Employment Agreement, dated as of March 21, 2008, between Trubion Pharmaceuticals, Inc. and Kathleen McKereghan Deeley.

10.5	Employment Agreement, dated as of March 21, 2008, between Trubion Pharmaceuticals, Inc. and Kendall M. Mohler, Ph.D.